EXHIBIT 32C

CERTIFICATION OF PERIODIC REPORT

I, Tang Yuxiang, Chairman and Chief Executive Officer of Yantai Dahua Holdings Company Limited (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      The annual report on Form 20-F of the Company for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m(a) or 78o(d); and

      The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: July 14, 2006

/s/ Tang Yuxiang

Tang Yuxiang

Chairman and Chief Executive Officer